RESERVES	12 Months Ended
Dec. 31, 2020
RESERVES [abstract]
Disclosure of reserves

31.      RESERVES

According to the laws and regulations of the PRC and the articles of association of CNOOC China, CNOOC China is required to provide for certain statutory funds, namely, the general reserve fund and the staff and workers' bonus and welfare fund, which are appropriated from net profit (after making up for losses from previous years), but before dividend distribution.

The general reserve fund, which is determined at the discretion of the board of directors of CNOOC China, can only be used, upon approval by the relevant authority, to offset against accumulated losses or to increase capital.

Appropriation to the staff and workers' bonus and welfare fund, which is determined at the discretion of the board of directors of CNOOC China, is expensed as incurred under IFRS standards/HKFRSs. The staff and workers' bonus and welfare fund can only be used for special bonuses or collective welfare of employees.

As at December 31, 2020, the general reserve fund amounted to RMB57,504 million (2019: RMB57,504 million).

In accordance with the "Temporary Regulation for Safety Expense Financial Management of Higher Risk Industry" and the implementation guidance issued by the MOF of the PRC, the Group is required to accrue a safety fund for its oil and gas exploration and production activities within the PRC by appropriating a portion of its net profit to other reserves based on its annual production from offshore China. Such reserve is reduced for expenses incurred to improve the safety conditions of oil and gas production. When the safety fund is fully utilized, additional expenses incurred for safety production purposes are charged directly to the profit or loss for the year. As of December 31, 2020, the Group's safety fund reserve under the PRC regulations amounted to nil (2019: nil).